UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

HOUGHTON MIFFLIN HARCOURT COMPANY

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Important Notice Regarding the Availability of Proxy Materials for the Houghton Mifflin Harcourt Company Annual Meeting of Stockholders to be held on May 19, 2020 This communication is not a form of voting and presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. To view the proxy statement, annual report, directions to register for the virtual annual meeting and voting instructions, go to www.proxydocs.com/HMHC. To submit your proxy while visiting this site, you will need the 12 digit control number in the box below. Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the Internet. We have chosen to use these procedures for our Annual Meeting and need YOUR participation. If you want to receive a paper or e-mail copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s Annual Meeting, please make this request on or before May 4, 2020. For a Convenient Way to VIEW Proxy Materials – and – VOTE Online go to: www.proxydocs.com/HMHCProxy Materials Available to View or Receive: Annual Report and Proxy Statement Printed materials may be requested by one of the following methods: INTERNET www.investorelections.com/HMHC TELEPHONE (866) 648-8133 *E-MAIL paper@investorelections.com You must use the 12 digit control number located in the shaded gray box below. * If requesting material by e-mail, please send a blank email with the 12 digit control number (located below) in the subject line. No other requests, instructions or other inquiries should be included with your e-mail requesting material. Houghton Mifflin Harcourt Company Notice of Annual Meeting Meeting Type: Annual Meeting For holders as of: March 20, 2020 Date: Tuesday, May 19, 2020 Time: 8:00 A.M. (Eastern Time) Place: www.proxydocs.com/HMHC The Board of Directors recommends that you vote FOR the following: 1. Election of Directors Nominees: (01) Daniel Allen (04) Lawrence K. Fish (07) John J. Lynch, Jr. (02) L. Gordon Crovitz (05) Jill A. Greenthal (08) John R. McKernan, Jr. (03) Jean S. Desravines (06) John F. Killian (09) Tracey D. Weber The Board of Directors recommends that you vote FOR the following: 2. Advisory Approval of Compensation of Named Executive Officers The Board of Directors recommends you vote EVERY YEAR on the following proposal: 3. Advisory Vote on Frequency of Advisory Vote on Executive Compensation The Board of Directors recommends that you vote FOR the following: 4. Approval of the Adoption of the Amended and Restated 2015 Omnibus Incentive Plan The Board of Directors recommends that you vote FOR the following: 5. Ratification of Appointment of the Company’s Independent Registered Public Accounting Firm for Fiscal Year 2020 Note: To consider and act upon such other business as may properly come before the meeting or any adjournment thereof. You may attend the Annual Meeting virtually via the Internet by registering at www.proxydocs.com/HMHC where you will be able to vote electronically and submit questions. In order to attend, you must register in advance at www.proxydocs.com/HMHC prior to the deadline of May 15, 2020 at 5:00 p.m. Eastern Time. Upon completing your registration, you will receive further instructions via email, including your unique links that will allow you access to the meeting and will also permit you to submit questions.